                                                                    Exhibit 10.1

                                     CONSENT

                  CONSENT (this "Consent"), dated as of May 24, 2001, among DAYTON SUPERIOR CORPORATION, an Ohio corporation (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Lenders"), and BANKERS TRUST COMPANY, as administrative agent (in such capacity the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :


                  WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of June 16, 2000 (as amended, modified and/or supplemented to, but not including, the date hereof, the "Credit Agreement");

                  WHEREAS, the Borrower has requested that the Lenders consent to the Borrower's incurrence of $45,000,000 of Incremental B Term Loans under the Credit Agreement on the terms and conditions provided herein (such Incremental B Term Loans are referred to herein as the "Additional Incremental B Term Loans"); and

                  WHEREAS, the Lenders have agreed to give their consent to the Borrower's incurrence of the Additional Incremental B Term Loans on the terms and conditions set forth herein;

                  NOW, THEREFORE, it is agreed:

I. Consents and Waiver under the Credit Agreement.

                  1. The Lenders hereby agree that the Borrower may incur $45,000,000 of Additional Incremental B Term Loans from the Incremental B Term Loan Lenders (as hereinafter defined) as provided in this Consent, which Additional Incremental B Term Loans shall be considered "Incremental B Term Loans" for all purposes of the Credit Agreement and the other Credit Documents and shall be incurred pursuant to, and in accordance with, the terms and conditions of the Credit Agreement (including, without limitation, Sections 1.01(d) and 1.15 thereof); provided that, notwithstanding the foregoing, (x) the Additional Incremental B Term Loans shall be in addition to, and shall not otherwise reduce the aggregate amount of, Incremental Term Loans permitted to be incurred pursuant to Section 1.15 of the Credit Agreement (after giving effect to all other Incremental Term Loans incurred thereunder prior to the Consent Effective Date (as hereinafter defined)) and (y) the proceeds of the Additional Incremental B Term Loans shall be used (i) to prepay $24,000,000 of outstanding Acquisition Revolving Loans (without any reduction to the Total Acquisition Loan Commitment), (ii) to prepay $18,611,000 of outstanding Revolving Loans (without any reduction to the Total Revolving Loan Commitment) and (iii) to pay transaction fees and expenses related to the matters referred to in this Consent.

                  2. Each Lender listed on Annex A hereto (each an "Incremental B Term Loan Lender") hereby severally agrees to provide the Incremental B Term Loan Commitment set forth opposite its name on Annex A hereto (for each such Incremental B Term Loan Lender, its "Incremental B Term Loan Commitment") and to make the Additional Incremental B Term Loans pursuant thereto on the Consent Effective Date. Each Incremental B Term Loan Lender, the Administrative Agent and the Borrower agree that, with respect to the Incremental B Term Loan Commitment provided by each such Incremental B Term Loan Lender pursuant to this Consent, such Incremental B Term Loan Lender shall receive an upfront fee equal to that amount set forth opposite its name on Annex A hereto, which upfront fee shall be due and payable to such Incremental B Term Loan Lender on the Consent Effective Date. In addition, the Borrower and the Lenders hereby agree that this Consent shall serve as the Incremental Term Loan Commitment Agreement for purposes of the Additional Incremental B Term Loans to be made pursuant to this Consent and that the Incremental B Term Loan Borrowing Date relating thereto shall be the Consent Effective Date.

                  3. The Administrative Agent hereby waives the fee referred to in Section 1.15(b)(ii) of the Credit Agreement solely in connection with the incurrence of the Additional Incremental B Term Loans.

II. Acknowledgment with respect to various Credit Documents and justification of Loans under the Senior Subordinated Note Indenture.

                  1. For the avoidance of doubt, each Credit Party hereby acknowledges and confirms its due authorization, execution and delivery of all Credit Documents to which it is a party, including all instruments, financing statements, agreements, certificates and documents executed and delivered in connection therewith, and hereby ratifies all actions heretofore taken in connection therewith.

                  2. Each Credit Party, by its execution (or acknowledgment, as the case may be) and delivery of this Consent, hereby consents to the extensions of credit in the form of the Additional Incremental B Term Loans. Each Credit Party further acknowledges and agrees that the Additional Incremental B Term Loans shall be fully entitled to all benefits of, and shall be fully guaranteed and secured pursuant to and in accordance with the terms of, each of the Credit Documents, as applicable.

                  3. The Borrower hereby represents and warrants to the Lenders that (i) all Loans and Letters of Credit heretofore incurred and/or issued under the Credit Agreement were incurred and/or issued in accordance with the terms and conditions of the Senior Subordinated Note Indenture such that all such Obligations were, and remain, "Senior Debt" as defined therein, and (ii) all Additional Incremental B Term Loans to be incurred hereunder will, when incurred on the Consent Effective Date, be incurred in accordance with the terms and conditions of the Senior Subordinated Note Indenture such that all such Obligations will be "Senior Debt" as defined therein.

                  4. Each Incremental B Term Loan Lender party to this Consent which is not a Lender under the Credit Agreement on the date hereof (and prior to giving effect to this Consent)

(i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Consent and, to the extent applicable, to become a Lender under the Credit Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, and (v) in the case of each lending institution organized under the laws of a jurisdiction outside the United States, agrees to deliver to the Administrative Agent and the Borrower the applicable forms described in Section 4.04(b) certifying as to its entitlement to a complete exemption from United States withholding taxes with respect to all payments to be made under the Credit Agreement and the other Credit Documents. Upon the execution of a counterpart of this Consent by each such Incremental B Term Loan Lender and the occurrence of the Consent Effective Date, each such Incremental B Term Loan Lender (x) shall become a Lender pursuant to the Credit Agreement and (y) to the extent provided in this Consent, shall have the rights and obligations of a Lender thereunder and under the other Credit Documents.

III. Miscellaneous.

                  1. This Consent is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  2. This Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  3. THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  4. This Consent shall become effective on the date (the "Consent Effective Date") when:

                  (i) the Borrower, each other Credit Party, the Required Lenders and each Incremental B Term Loan Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office;

                  (ii) the Borrower shall have delivered to the Administrative Agent for the account of each Incremental B Term Loan Lender that has requested the same a new B Term Note reflecting the aggregate outstanding principal amount of B Term Loans owed to such Incremental B Term Loan Lender after giving effect to the Additional Incremental B Term Loans incurred on the Consent Effective Date;

                  (iii) (x) the Borrower shall have delivered to the Administrative Agent a certificate from the Borrower's chief financial officer demonstrating in reasonable detail (and showing the justification and the financial calculations therefor) that the full amount of all Loans and Letters of Credit heretofore incurred and/or issued under the Credit Agreement, as well as all Additional Incremental B Term Loans to be incurred on the Consent Effective Date, were incurred, and shall be incurred, as the case may be, in accordance with, and did not and will not, as the case may be, violate the provisions of the Senior Subordinated Note Indenture and (y) the Borrower shall have delivered to the trustee under the Senior Subordinated Note Indenture and to the Administrative Agent the officers' certificate referred to in clause (vi) of the second paragraph of the definition of "Senior Debt" contained in the Senior Subordinated Note Indenture;

                  (iv) the Administrative Agent shall have received opinions, addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the Consent Effective Date, from Latham & Watkins, Thompson Hine LLP and Armstrong Teasdale LLP, each special counsel to the Credit Parties, which opinions shall be in form and substance reasonably satisfactory to the Administrative Agent and shall cover (x) such of the matters contained in the original opinions of counsel delivered on the Initial Borrowing Date (or such other date) as the Administrative Agent may reasonably request and (y) a "no conflicts" opinion with respect to the Senior Subordinated Note Indenture on a basis reasonably satisfactory to the Administrative Agent;

                  (v) the Administrative Agent shall have received a solvency certificate, in form and substance reasonably satisfactory to the Administrative Agent, from the chief financial officer of the Borrower, setting forth the conclusions that, after giving effect to the incurrence of the Additional Incremental B Term Loans on the Consent Effective Date, the Borrower (on a stand-alone basis) and the Borrower and its Subsidiaries (taken as a whole) are not insolvent and will not be rendered insolvent by the indebtedness incurred in connection therewith, will not be left with unreasonably small capital with which to engage in their respective businesses and will not have incurred debts beyond their ability to pay such debts as they mature;

                  (vi) the Administrative Agent shall have received from each Credit Party certified copies of resolutions of their respective Boards of Directors (or the equivalent governing body) or statements of unanimous written consent in lieu thereof of each such Credit Party with respect to the matters set forth in this Consent and the transactions contemplated herein (including the incurrence of the Additional Incremental B Term Loans by the Borrower and the guarantee of the Additional Incremental B Term Loans by each other Credit Party), and such resolutions or statements, as the case may be, shall be in form and substance reasonably satisfactory to the Administrative Agent;

                  (vii) on or prior to the Consent Effective Date, nothing shall have occurred (and neither the Lenders nor the Agents shall have become aware of any facts or conditions not previously known) since December 31, 2000 which the Required Lenders or the Agents shall reasonably determine has had, or could reasonably be expected to have, a Material Adverse Effect;

                  (viii) the Borrower shall have paid to each Lender which executes and delivers to the Administrative Agent a counterpart of this Consent on or before 12:00 Noon (New York time) on May 23, 2001, a consent fee equal to 0.125% of the sum of (I) the aggregate principal amount of such Lender's outstanding Term Loans on the Consent Effective Date (without giving effect to any Additional Incremental B Term Loans incurred on the Consent Effective Date),
(II) such Lender's Initial A Term Loan Commitment on the Consent Effective Date,
(III) such Lender's Revolving Loan Commitment on the Consent Effective Date and
(iv) such Lender's Acquisition Loan Commitment on the Consent Effective Date;

                  (ix) the Borrower shall have paid to each Incremental B Term Loan Lender the upfront fee set forth opposite each such Incremental B Term Loan Lender's name on Annex A hereto; and

                  (x) the Borrower shall have paid to the Administrative Agent all other fees, costs and expenses (including, without limitation, legal fees and expenses) payable to the Administrative Agent to the extent then due.

                  In the event that the Consent Effective Date does not occur on or prior to June 8, 2001, this Consent (and the provisions hereof) shall have no further force and effect and the Credit Agreement shall continue to be effective as the same may have been, or thereafter be, amended, modified or supplemented from time to time.

                  5. In order to induce the Lenders to enter into this Consent, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Consent Effective Date, both before and after giving effect to this Consent, and (ii) on the Consent Effective Date, both before and after giving effect to this Consent, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

                  6. From and after the Consent Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This Consent shall constitute a Credit Document for all purposes under the Credit Agreement and the other Credit Documents.

                                    *   *   *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Consent to be duly executed and delivered as of the date first above written.

                             DAYTON SUPERIOR CORPORATION



                             By: /s/ Dayton Superior Corporation
                                 -----------------------------------------------
                                 Name:
                                 Title:

                             BANKERS TRUST COMPANY,
                                 Individually and as Administrative Agent

                             By: /s/ Bankers Trust Company
                                 -----------------------------------------------
                                 Name:
                                 Title:



                             MERRILL LYNCH CAPITAL CORPORATION,
                                 Individually and as Syndication Agent

                             By: /s/ Merrill Lynch Capital Corporation
                                 -----------------------------------------------
                                 Name:
                                 Title:



                             BANK ONE, MICHIGAN,
                                 Individually and as Documentation Agent

                             By: /s/ Bank One, Michigan
                                 -----------------------------------------------
                                 Name:
                                 Title:



                             NATIONAL CITY BANK,
                                 Individually and as Co-Agent



                             By: /s/ National City Bank
                                 -----------------------------------------------
                                 Name:
                                 Title:

                             BANK of AMERICA, N.A.,
                                 Individually and as Co-Agent



                             By: /s/ Bank of America, N.A.
                                 -----------------------------------------------
                                 Name:
                                 Title:



                             TRANSAMERICA BUSINESS CREDIT CORPORATION



                             By: /s/ Transamerica Business Credit Corporation
                                 -----------------------------------------------
                                 Name:
                                 Title:



                             SUMMIT BANK



                             By: /s/ Summit Bank
                                 -----------------------------------------------
                                 Name:
                                 Title:



                             COMERICA BANK



                             By: /s/ Comerica Bank
                                 -----------------------------------------------
                                 Name:
                                 Title:



                             MICHIGAN NATIONAL BANK



                             By: /s/ Michigan National Bank
                                 -----------------------------------------------
                                 Name:
                                 Title:

                             HUNTINGTON NATIONAL BANK


                             By: /s/ Huntington National Bank
                                 -----------------------------------------------
                                 Name:
                                 Title:


                             PROVIDENT BANK


                             By: /s/ Provident Bank
                                 -----------------------------------------------
                                 Name:
                                 Title:


                             KZH SOLEIL LLC


                             By: /s/ KZH Soleil LLC
                                 -----------------------------------------------
                                 Name:
                                 Title:


                             KZH ING 1


                             By: /s/ KZH ING 1
                                 -----------------------------------------------
                                 Name:
                                 Title:


                             KZH ING 3


                             By: /s/ KZH ING 3
                                 -----------------------------------------------
                                 Name:
                                 Title:

                             EATON VANCE CDO III, LTD.
                                  By: Eaton Vance Management
                                      as Investment Advisor

                             By:  /s/ Eaton Vance CDO III, Ltd.
                                  ----------------------------------------------
                                  Name:
                                  Title:

                             EATON VANCE SENIOR INCOME TRUST
                                  By: Eaton Vance Management
                                      as Investment Advisor

                             By:  /s/ Eaton Vance Senior Income Trust
                                  ----------------------------------------------
                                  Name:
                                  Title:

                             EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                                  By: Eaton Vance Management,
                                      as Investment Advisor

                             By:  /s/ Eaton Vance Institutional Senior Loan Fund
                                  ----------------------------------------------
                                  Name:
                                  Title:

                             GRAYSON & CO
                                  By: Boston Management and Research,
                                      as Investment Advisor

                             By:  /s/ Grayson & Co
                                  ----------------------------------------------
                                  Name:
                                  Title:

                             OXFORD STRATEGIC INCOME FUND
                                  By: Eaton Vance Management,
                                      as Investment Advisor

                             By:  /s/ Oxford Strategic Income Fund
                                  ----------------------------------------------
                                  Name:
                                  Title:

                             SENIOR DEBT PORTFOLIO
                                  By: Boston Management and Research,
                                      as Investment Advisor

                             By:  /s/ Senior Debt Portfolio
                                  ----------------------------------------------
                                  Name:
                                  Title:

                             ARCHIMEDES FUNDING III, LTD.
                                  By: ING Capital Advisors LLC,
                                       as Collateral Manager

                             By:  /s/ Archimedes Funding III, Ltd.
                                  ----------------------------------------------
                                  Name:
                                  Title:

                             NEMEAN CLO, LTD.
                                  By: ING Capital Advisors LLC,
                                       as Collateral Manager

                             By:  /s/ Nemean CLO, Ltd.
                                  ----------------------------------------------
                                  Name:
                                  Title:



                             ING ARCHIMEDES IV
                                  By: ING Capital Advisors LLC,
                                      as Collateral Manager

                             By:  /s/ ING Archimedes IV
                                  ----------------------------------------------
                                  Name:
                                  Title:

                             CERES II FINANCE LTD.
                                  By: INVESCO Senior Secured Management, Inc.
                                      As Sub-Managing Agent (Financial)


                             By:  /s/ Ceres II Finance Ltd.
                                  ----------------------------------------------
                                  Name:
                                  Title:


                             AVALON CAPITAL LTD. 2
                                  By: INVESCO Senior Secured Management, Inc.
                                      As Sub-Managing Agent (Financial)


                             By:  /s/ Avalon Capital Ltd. 2
                                  ----------------------------------------------
                                  Name:
                                  Title:

                             VAN KAMPEN SENIOR INCOME TRUST
                                  By: Van Kampen Investment Advisory Corp.

                             By:  /s/ Van Kampen Senior Income Trust
                                  ----------------------------------------------
                                  Name:
                                  Title:

                             VAN KAMPEN CLO I, LTD.
                                  By: Van Kampen Management Inc.
                                      as Collateral Manager

                             By:  /s/ Van Kampen CLO I, Ltd.
                                  ----------------------------------------------
                                  Name:
                                  Title:

                             VAN KAMPEN CLO II, LTD.
                                  By: Van Kampen Management Inc.
                                      as Collateral Manager.

                             By:  /s/ Van Kampen CLO II, Ltd.
                                  ----------------------------------------------
                                  Name:
                                  Title:

                             VAN KAMPEN PRIME RATE INCOME TRUST
                                  By: Van Kampen Investment Advisory Corp.

                             By:  /s/ Van Kampen Prime Rate Income Trust
                                  ----------------------------------------------
                                  Name:
                                  Title:

                             VAN KAMPEN SENIOR FLOATING RATE FUND
                                  By: Van Kampen Investment Advisory Corp.

                             By:  /s/ Van Kampen Senior Floating Rate Fund
                                  ----------------------------------------------
                                  Name:
                                  Title:

                           MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                                By: David Babson and Company Incorporated,
                                    under Delegated authority from
                                    Massachusetts Mutual Life Insurance
                                    Company, its Collateral Manager

                           By:  /s/ Massachusetts Mutual Life Insurance Company
                                -----------------------------------------------
                                Name:
                                Title:

                           MAPLEWOOD CDO, LIMITED
                                By: David Babson and Company Incorporated,
                                    under delegated authority from
                                    Massachusetts Mutual Life Insurance
                                    Company, its Collateral Manager

                           By:  /s/ Maplewood CDO, Limited
                                ----------------------------------------------
                                Name:
                                Title:

                           SUNAMERICA LIFE INSURANCE COMPANY


                           By:  /s/ Sunamerica Life Insurance Company
                                ----------------------------------------------
                                Name:
                                Title:

                           FLAGSHIP CLO - 2001-1
                                By: Flagship Capital Management, Inc.
                                    as Agent

                           By:  /s/ Flagship CLO - 2001-1
                                ----------------------------------------------
                                Name:
                                Title:

                           FLAGSHIP CLO II
                                By: Flagship Capital Management, Inc.
                                    as Agent

                           By:  /s/ Flagship CLO II
                                ----------------------------------------------
                                Name:
                                Title:

                          MORGAN STANLEY DEAN WITTER
                               PRIME INCOME TRUST

                          By:  /s/ Morgan Stanley Dean Witter Prime Income Trust
                               -------------------------------------------------
                               Name:
                               Title:

Acknowledged and Agreed to by:

DUR-O-WAL, INC.
SYMONS CORPORATION
DAYTON SUPERIOR SPECIALTY CHEMICAL CORP.
TREVECCA HOLDINGS, INC.
JDC HOLDINGS, INC.
AZTEC CONCRETE ACCESSORIES, INC.

By:   /s/ Dur-O-Wal, Inc.
      /s/ Symons Corporation
      /s/ Dayton Superior Specialty Chemical Corp.
      /s/ Trevecca Holdings, Inc.
      /s/ JDC Holdings, Inc.
      /s/ Aztec Concrete Accessories, Inc.
      -----------------------------------------------
      Name:
      Title:

                                                                         Annex A

                   List of Incremental B Term Loan Lenders

          Name of Lender                Amount of Incremental B Term Loan                  Upfront Fee
          --------------                ---------------------------------                  -----------
                                                    Commitment
                                                    ----------
       Bankers Trust Company                       $15,000,000                              $18,750

       Flagship CLO - 2001-1                        $4,000,000                               $5,000

          Flagship CLO II                           $1,000,000                               $1,250

   Transamerica Business Credit                     $5,000,000                               $6,250
            Corporation

 SunAmerica Life Insurance Company                  $5,000,000                               $6,250

 Morgan Stanley Dean Witter Prime                   $5,000,000                               $6,250
           Income Trust

         ING Archimedes IV                          $2,000,000                               $2,500

             KZH ING 1                              $2,000,000                               $2,500

             KZH ING 3                              $1,000,000                               $1,250

Van Kampen Prime Rate Income Trust                  $3,000,000                               $3,750

  Van Kampen Senior Income Trust                    $2,000,000                               $2,500